NASDAQ: EPMD                            FOR FURTHER INFORMATION CONTACT:
                                        --------------------------------
FOR IMMEDIATE RELEASE                   Matthew C. Hill, Chief Financial Officer
                                        856) 753-8533

                                        MKR Group, LLC
                                        Charles Messman, Todd Kehrli
                                        (626) 395-9500


              EP MEDSYSTEMS ANNOUNCES $4.5 MILLION EQUITY FINANCING


WEST BERLIN, NJ (December 15, 2004) -- EP MEDSYSTEMS, INC. (NASDAQ: EPMD), a market leader in electrophysiology products used in cardiac rhythm management, today announced that it raised approximately $4.5 million through the sale of
1.5 million shares of its Common Stock in a private placement with selected institutional investors through C.E. Unterberg, Towbin.

"The net proceeds from this limited offering will be used to fund the continued growth of the new products and provide short-term and long-term working capital for the Company," stated Reinhard Schmidt, President and CEO of EP MedSystems, Inc. "I believe the pricing of this private placement is quite favorable and there is no warrant coverage . I also believe that the support of our current and new institutional investors in this financing, reflects the improved position of EP Medsystems, Inc. With this funding, I believe we are well-positioned for continued growth in 2005." concluded Mr. Schmidt."

THE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SUBSEQUENTLY OFFERED OR SOLD BY THE INVESTORS ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS. EP MEDSYSTEMS HAS AGREED TO FILE A REGISTRATION STATEMENT COVERING RESALES OF THE COMMON STOCK BY THE INVESTORS.

THIS PRESS RELEASE DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION
OF AN OFFER TO BUY ANY SECURITY AND SHALL NOT CONSTITUTE AN OFFER, SOLICITATION OR SALE OF ANY SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

ABOUT EP MEDSYSTEMS:
EP MedSystems develops and markets cardiac electrophysiology ("EP") products used to diagnose and treat certain cardiac rhythm disorders. The Company's EP product line includes the EP-WorkMate(R) Electrophysiology WorkstatioN with RPM(TM) Real-time Position Management(TM) navigation technology, the EP-4(TM) Computerized Cardiac StimulatoR, fixed and deflectable diagnostic electrophysiology catheters and related disposable supplies, the ALERT(R) System and ALERT family of internal cardioversion catheters, and the ViewMate(R) intracardiac ultrasound catheter imaging system. For more information, visit our Website at www.epmedsystems.com.

FORWARD LOOKING STATEMENTS:
This Release may contain certain statements of a forward-looking nature relating to future events or the future financial performance of the Company. Forward-looking statements include information concerning our possible or assumed future results of operations and statements preceded by, followed by or including the words "believes", "expects", "anticipates", "intends", "plans", "estimates", or similar expressions. Such forward-looking statements are based on our management's beliefs and assumptions and on information currently available to our management. Such forward-looking statements are only predictions and are subject to risks and uncertainties that could cause actual results or events to differ materially and adversely from the events discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, EP MedSystems' history of losses, uncertainty of market acceptance of our products and level of sales, uncertainty of future profitability and future liquidity needs; and risks regarding regulatory approvals and demand for new and existing products, as stated in the Company's Annual Report filed on Form 10-KSB and quarterly reports filed on Form 10-QSB.

EP MedSystems cautions investors and others to review the cautionary statements set forth in this press release and in EP MedSystems' reports filed with the Securities and Exchange Commission and cautions that other factors may prove to be important in affecting the EP MedSystems' business and results of operations. Readers are cautioned not to place undue reliance on this press release and other forward-looking statements, which speak only as of the date of this press release. EP MedSystems undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.